SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2018

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification

	1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768	Number)
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2018, ESSI entered into a Sponsorship Agreement with Fruit of Life Productions, LLC.  The terms of the Agreement allow Eco Science Solutions, Inc. (ESSI) to sponsor Kaya Fest 2018, to be held in San Bernardino, California, and to be acknowledged by Fruit of Life Productions as a Sponsor at Kaya Fest, the Company agrees to pay Fruit of Life Productions $250,000.  Sponsorship benefits will include, among other things, the following:

(1) Main Stage named after ESSI; (2) Four 10x10 on site vendor booths; (3) Banner (10) placement in venue; (4) Audio/Video assets provided as promotional use for ESSI's Herbo; (5) Name and phrase of ESSI called out on stage between performers sets; (6) ESSI's logo and a link to ESSI on Kaya Fest website; (7) ESSI's logo on video wall; (8) ESSI's name and logo as presenting sponsor; (9) Banner at main entrance of venue; (10) On stage banner placement; and (11) ESSI's logo on all promotional print for Kaya Fest.

The term of the Agreement began on April 1, 2018, and will continue until April 30, 2018, at 11:59 p.m. at the closing of the Kaya Fest.

About Kaya Fest

Kaya Fest is a two-day Music and Awareness Festival named "one of the Top 10 Music Moments of 2017" by Miami New Times.  Each year Kaya Fest invites an incredible roster of reggae-influenced artists to celebrate one love, unity, peace and "overstanding" alongside supporters from all over the world.

This year's Kaya Fest coincides with the 40th anniversary of Kaya, Bob Marley's highest-charting non-compilation album in the UK celebrated worldwide for its uniquely melodic tribute to love.

At this year's Kaya Fest, in San Bernardino, California, and in honor of their father's legacy, Stephen Marley, Ziggy Marley, Damian Marley, Ky-Mani Marley and Julian Marley will perform together during Kaya Fest for the very first time in California in over a decade.

In addition to the Marley brothers, the line-up at this year's Kaya Fest includes, among others, Ms. Lauryn Hill, Skip Marley (Bob Marley's grandson), Anuhea, Common Kings, Third World, Zion Y Lennox, Cypress Hill, Yandel, Soja, De La Ghetto, Action Bronson, Chronixx, Toots & The Maytals, and Inner Circle.

ESSI Information
With headquarters in Maui, Hawaii, Eco Science Solutions, Inc. is a technology-focused Company targeting the multi-billion-dollar health, wellness and alternative medicine industry*. Ranging from enterprise software, payment processing, inventory management, to consumer smart device apps, the Company provides solutions that empower both enterprise and consumer customers.
At Eco Science's core is a 360-degree ecosystem for business location, localized communications between consumers and business operators, on-topic social networking, inventory management / selection, payment facilitation and delivery arrangement. The Company's holistic commerce and content platform enables health, wellness and alternative medicine enthusiasts to easily locate, access, and connect with others to facilitate the research of and purchasing of eco-science friendly products.
* Eco Science Solutions, Inc. is not in the business of growing or distributing cannabis.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No. Description

10.1             Sponsorship Agreement

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: April 6, 2018

By: /s/Jeffery Taylor
        Jeffery Taylor, President

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